Exhibit 99.2
FINANCIAL SUPPLEMENT
March 31, 2011
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Acquisition of the HotJobs Assets from Yahoo! Inc.
On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo! The purchase price for the HotJobs Assets was $225.0 million. We acquired the HotJobs Assets, among other objectives, to expand our business in the North America online recruitment market. The results of operations attributable to the HotJobs Assets have been included in our consolidated financial statements since August 24, 2010.
In the three months ended March 31, 2011 and 2010, the Company incurred $4.6 million and $4.4 million, respectively, of acquisition and integration-related costs associated with the acquisition of the HotJobs Assets, which were expensed as incurred and are included in office and general expenses and salaries and related expenses in the consolidated statement of operations. These costs primarily relate to professional fees and other integration costs associated with the acquisition. We do not expect to continue to incur significant integration-related costs in future periods relating to the acquisition of the HotJobs Assets.
Deferred Revenue Related to Acquisitions
During the third quarter of 2010, we completed the acquisition of the HotJobs Assets. In accordance with existing purchase accounting rules, we are required to write-down to fair value a portion of the deferred revenue attributable to the HotJobs Assets. Consequently, in post-acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. As of March 31, 2011 the fair value write-down has been completed. For the three months ended March 31, 2011, the fair value adjustment to deferred revenue was $2.7 million.
Severance Charges
For the three months ended March 31, 2011 and 2010, the Company incurred $0.4 million and $6.4 million, respectively, of severance costs relating to targeted global headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.
Auction Rate Securities
In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities previously purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. As part of the settlement agreement, the Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. Additionally, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. In the quarter ended March 31, 2011, the Company received $1.1 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which is reflected in interest and other, net in the consolidated statements of operations for the quarter ended March 31, 2011. In the quarter ended March 31, 2010, the Company received $0.2 million relating to the redemption of separate auction rate bonds held by a broker.

Facility Charges
For the three months ended March 31, 2011, the Company incurred $3.0 million of charges related to changes in sublet assumptions on previously exited facilities.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income (loss), operating margin, net income or loss and diluted earnings (loss) per share all exclude certain pro forma adjustments including: reversal of legal settlements, net; net costs associated with the Company’s historical option grant practices, severance and facility charges primarily related to the product and technology global reorganization and changes in sublet assumptions on previously exited facilities; transaction costs related to the acquisition of the HotJobs Assets; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR and the HotJobs Assets; realized and unrealized gains and losses on marketable securities; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as net income or loss before depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Bookings represent the dollar value of contractual orders received in the relevant period.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data
Summary P&L Information	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Monster Careers	$222,849	$190,397	$179,941	$179,409	$182,582	$183,808	$193,912	$222,689	$228,292
Internet Advertising & Fees	31,554	32,660	34,592	33,740	32,723	31,109	34,930	32,380	33,090

Revenue	254,403	223,057	214,533	213,149	215,305	214,917	228,842	255,069	261,382

Salary and related	112,037	103,564	102,752	105,475	118,183	104,089	105,764	115,564	122,481
Office and general	45,793	42,917	42,422	31,623	45,544	41,214	46,790	42,153	48,169
Marketing and promotion	73,691	44,953	45,757	45,260	59,581	46,925	51,661	64,399	57,698
Reversal of legal settlements, net	—	—	(6,850)	—	—	—	—	—	—
Restructuring and other special charges	11,008	5,097	—	—	—	—	—	—	—
Depreciation expense	13,769	14,479	15,230	15,639	14,521	13,782	13,975	14,204	14,373
Amortization of restricted stock and RSU Plan	10,149	9,816	9,924	9,417	10,124	10,744	13,398	12,380	13,028
Non-cash stock option expense	199	104	157	155	143	133	135	134	152
Amortization of intangibles	2,551	2,466	2,189	2,210	2,083	1,910	2,507	4,114	4,028

Operating expenses	269,197	223,396	211,581	209,779	250,179	218,797	234,230	252,948	259,929

Operating (loss) income	(14,794)	(339)	2,952	3,370	(34,874)	(3,880)	(5,388)	2,121	1,453
Interest and other, net	1,203	76	(48)	(7,059)	(653)	901	(1,286)	(835)	(441)

(Loss) income before income taxes and loss in equity interests	(13,591)	(263)	2,904	(3,689)	(35,527)	(2,979)	(6,674)	1,286	1,012

(Benefit from) provision for income taxes	(4,489)	(83)	(30,891)	(2,420)	(12,179)	(829)	(1,823)	426	356
Loss in equity interests, net	(1,239)	(1,190)	(1,044)	(844)	(831)	(807)	(873)	(359)	(578)

Net (loss) income	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(5,724)	$501	$78

Basic (loss) income per share:	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$—	$—

Diluted (loss) income per share:	$(0.09)	$(0.01)	$0.27	$(0.02)	$(0.20)	$(0.02)	$(0.05)	$—	$—

Weighted avg. shares outstanding:
Basic shares	118,855	119,274	119,473	119,575	120,032	120,701	120,796	120,892	121,425
Diluted shares	118,855	119,274	121,676	119,575	120,032	120,701	120,796	124,525	124,636

Global employees (ones)	6,295	5,999	5,779	5,687	5,518	5,546	5,792	5,847	5,909
Annualized revenue per average employee	$153.5	$145.1	$145.7	$148.7	$153.7	$155.4	$161.5	$175.3	$177.9

Net Bookings	186,899	175,468	185,920	258,620	219,054	208,202	235,025	330,157	272,472

Monster Worldwide, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Trended Quarterly Data
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Cash flows provided by (used for) operating activities:
Net (loss) income	$(10,341)	$(1,370)	$32,751	$(2,113)	$(24,179)	$(2,957)	$(5,724)	$501	$78

Adjustments to reconcile net (loss) income to cash provided by (used for) operating activities:
Depreciation and amortization	16,320	16,945	17,419	17,849	16,604	15,692	16,482	18,318	18,401
Reversal of legal settlements, net	—	—	(6,850)	—	—	—	—	—	—
Provision for doubtful accounts	4,072	2,812	1,682	1,588	1,149	398	489	911	370
Non-cash compensation	10,348	9,920	10,081	9,572	10,267	10,877	13,533	12,514	13,180
Deferred income taxes	(2,488)	(3,933)	12,160	(4,550)	(14,713)	(2,872)	(8,509)	(1,796)	(3,984)
Non-cash restructuring write-offs, accelerated amortization, and other	3,690	1,051	3	35	—	144	19	92	—
Loss in equity interests, net	1,239	1,190	1,044	844	831	807	873	359	578
Losses (gains) on auction rate securities	—	—	—	4,181	(200)	(1,904)	(311)	—	(1,120)
Changes in assets and liabilities, net of purchase transactions:
Accounts receivable	72,347	47,892	7,284	(47,061)	17,631	16,930	(21,282)	(66,834)	12,416
Prepaid and other	3,246	13,615	(16,005)	(3,525)	1,589	(2,201)	720	(16,598)	(6,718)
Deferred revenue	(63,383)	(61,153)	(28,152)	41,054	4,668	(19,725)	12,471	65,074	14,926
Accounts payable, accrued expenses and other liabilities	(21,237)	(40,657)	(19,574)	14,883	22,569	(8,491)	9,849	19,007	1,293
Net cash (used for) provided by operating activities of discontinued operations	(77)	77	—	—	—	—	—	—	—

Total adjustments	24,077	(12,241)	(20,908)	34,870	60,395	9,655	24,334	31,047	49,342

Net cash provided by (used for) operating activities	13,736	(13,611)	11,843	32,757	36,216	6,698	18,610	31,548	49,420

Cash flows (used for) provided by investing activities:
Capital expenditures	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(16,181)	(20,470)	(16,457)
Purchase of marketable securities	(992)	(6,484)	—	(1,109)	—	—	—	—	—
Sale and maturities of marketable securities and other	1,425	1,892	—	67,660	3,414	11,120	8,461	4,094	1,120
Payments for acquisitions and intangible assets, net of cash acquired	—	—	(300)	—	—	—	(225,000)	(795)	—
Dividends received from unconsolidated investee	—	763	—	—	220	—	—	—	443
Cash funded to equity investee	(1,428)	(1,886)	(1,639)	(1,346)	(1,345)	(1,555)	(1,524)	(1,224)	(1,007)

Net cash (used for) provided by investing activities	(15,917)	(17,172)	(14,224)	55,192	(6,247)	(2,374)	(234,244)	(18,395)	(15,901)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facilities short-term	199,203	—	—	—	—	—	90,000	—	—
Payments on borrowings on credit facilities short-term	—	(157,173)	(99,023)	—	—	—	(5,000)	(10,500)	(4,500)
Repurchase of common stock and tax withholdings on net share settlement of restricted stock awards and units	(1,907)	(528)	(1,869)	(267)	(6,359)	(2,856)	(589)	(4,423)	(7,096)
Net borrowings (payments) under capital lease obligations and other debt	(5)	(1)	50,006	—	—	—	—	—	—
Proceeds from the exercise of employee stock options	9	—	46	12	27	39	—	234	23
Excess tax benefits from equity compensation plans	4	—	8	67	—	—	—	—	—

Net cash provided by (used for) financing activities	197,304	(157,702)	(50,832)	(188)	(6,332)	(2,817)	84,411	(14,689)	(11,573)

Effects of exchange rates on cash	(6,327)	13,681	4,438	209	(7,932)	(3,930)	9,207	(2,008)	5,887

Net increase (decrease) in cash and cash equivalents	188,796	(174,804)	(48,775)	87,970	15,705	(2,423)	(122,016)	(3,544)	27,833
Cash and cash equivalents, beginning of period	222,260	411,056	236,252	187,477	275,447	291,152	288,729	166,713	163,169

Cash and cash equivalents, end of period	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729	$166,713	$163,169	$191,002

Non — GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$13,736	$(13,611)	$11,843	$32,757	$36,216	$6,698	$18,610	$31,548	$49,420
Less: Capital expenditures	(14,922)	(11,457)	(12,285)	(10,013)	(8,536)	(11,939)	(16,181)	(20,470)	(16,457)

Free cash flow	$(1,186)	$(25,068)	$(442)	$22,744	$27,680	$(5,241)	$2,429	$11,078	$32,963

(1)	— See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
ASSETS
Current assets:
Cash and cash equivalents	$411,056	$236,252	$187,477	$275,447	$291,152	$288,729	$166,713	$163,169	$191,002
Marketable securities, current	992	14,533	20,482	9,259	8,150	8,300	—	—	—
Accounts Receivable, net	294,449	249,004	243,033	287,698	263,589	242,199	282,274	346,751	340,307
Prepaid and other	82,710	73,866	87,058	73,089	70,229	68,487	66,301	75,451	84,600

Total current assets	789,207	573,655	538,050	645,493	633,120	607,715	515,288	585,371	615,909

Marketable securities, non-current	89,196	81,272	75,953	15,410	13,110	4,094	4,094	—	—
Property and equipment, net	154,559	153,942	150,963	143,727	136,487	136,821	143,973	150,147	154,900
Goodwill	886,970	897,561	930,231	925,758	917,187	892,008	1,123,834	1,122,951	1,151,182
Intangibles, net	49,533	47,420	45,893	43,863	41,173	39,029	70,067	66,184	62,474
Investment in unconsolidated affiliates	1,315	517	525	546	330	640	745	1,359	919
Other assets	33,314	35,100	32,617	52,393	50,884	52,411	52,108	51,990	51,061

Total assets	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$225,630	$192,266	$204,402	$196,248	$217,671	$203,227	$213,562	$225,876	$232,701
Deferred revenue	344,905	289,818	265,573	305,898	304,993	279,809	312,952	376,448	399,105
Borrowings on credit facility short-term	254,174	97,000	—	—	—	—	90,000	79,500	75,000
Current portion of long-term debt	27	23	5,017	5,010	5,003	5,000	5,000	5,000	5,000

Total current liabilities	824,736	579,107	474,992	507,156	527,667	488,036	621,514	686,824	711,806

Long-term income taxes payable	123,385	125,991	82,963	87,343	89,101	90,813	95,464	95,390	96,922
Long-term debt, less current portion	—	—	45,000	45,000	45,000	45,000	40,000	40,000	40,000
Other liabilities	29,838	30,971	36,394	54,527	38,288	38,325	27,398	27,138	20,603

Total liabilities	977,959	736,069	639,349	694,026	700,056	662,174	784,376	849,352	869,331

Common stock and class B common stock	134	134	134	134	135	135	136	136	137
Additional paid-in capital	1,374,049	1,382,649	1,388,609	1,395,970	1,394,915	1,404,043	1,416,547	1,424,815	1,427,804
Accumulated other comprehensive income	8,327	28,360	71,133	64,167	48,470	20,608	69,016	63,165	98,561
Accumulated deficit	(356,375)	(357,745)	(324,993)	(327,107)	(351,285)	(354,242)	(359,966)	(359,466)	(359,388)

Total stockholders’ equity	1,026,135	1,053,398	1,134,883	1,133,164	1,092,235	1,070,544	1,125,733	1,128,650	1,167,114

Total liabilities and stockholders’ equity	$2,004,094	$1,789,467	$1,774,232	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445

Selected Financial Ratios(1)
- Annualized return on equity	-4.0%	-0.5%	12.0%	-0.7%	-8.7%	-1.1%	-2.1%	0.2%	0.0%
- Book value per share	$8.61	$8.83	$9.49	$9.47	$9.05	$8.87	$9.32	$9.32	$9.56
- Cash and marketable securities per share	$4.20	$2.78	$2.37	$2.51	$2.59	$2.49	$1.41	$1.35	$1.57
- Net cash and securities	$247,038	$235,034	$233,895	$250,106	$262,409	$251,123	$35,807	$38,669	$71,002

(1)	— See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Segment OIBDA (1):
Careers — North America	$12,272	$22,066	$16,902	$12,988	$5,671	$26,825	$29,734	$28,033	$29,981
Careers — International	10,749	8,386	8,154	9,024	(3,089)	5,583	5,170	11,539	16,941

Careers OIBDA (1)	23,021	30,452	25,056	22,012	2,582	32,408	34,904	39,572	46,922

Internet Advertising & Fees OIBDA (1)	6,364	7,939	8,247	7,573	4,764	4,056	5,673	4,346	5,313

Total Monster OIBDA (1)	$29,385	$38,391	$33,303	$29,585	$7,346	$36,464	$40,577	$43,918	$52,235

Corporate expenses before D&A (1)	$(13,843)	$(10,812)	$(2,851)	$1,206	$(15,349)	$(13,775)	$(15,950)	$(10,965)	$(19,201)

Proforma operating income (loss) (1):
Careers — North America	$3,100	$12,405	$9,519	$4,226	$(491)	$17,500	$20,744	$18,701	$19,874
Careers — International	7,413	1,983	782	297	(11,269)	(3,989)	(5,576)	288	5,704

Careers Proforma operating income (loss) (1)	10,513	14,388	10,301	4,523	(11,760)	13,511	15,168	18,989	25,578

Internet Advertising & Fees ProForma operating income (1)	4,003	5,096	6,506	4,993	2,145	561	1,937	559	1,524

Total Monster Proforma income (loss) (1)	$14,516	$19,484	$16,807	$9,516	$(9,615)	$14,072	$17,105	$19,548	$27,102

Corporate Proforma expenses (1)	$(14,288)	$(11,756)	$(12,913)	$(9,567)	$(14,528)	$(12,223)	$(11,554)	$(7,612)	$(14,984)

Segment operating income (loss) (1):
Careers — North America	$828	$10,919	$6,057	$1,866	$(3,772)	$17,454	$18,773	$15,328	$16,989
Careers — International	(671)	(2,019)	(2,181)	(1,412)	(13,412)	(4,536)	(5,882)	258	5,422

Careers operating income (loss)	157	8,900	3,876	454	(17,184)	12,918	12,891	15,586	22,411

Internet Advertising & Fees operating income	3,557	4,926	5,091	4,540	1,236	546	1,880	562	1,503

Total Monster operating income (loss)	$3,714	$13,826	$8,967	$4,994	$(15,948)	$13,464	$14,771	$16,148	$23,914

Corporate expenses	$(18,508)	$(14,165)	$(6,015)	$(1,624)	$(18,926)	$(17,344)	$(20,159)	$(14,027)	$(22,461)

Margin Analysis:

Careers — North America OIBDA margin	10.3%	21.7%	17.8%	14.3%	5.8%	27.7%	27.7%	23.2%	24.8%
Careers — North America Proforma operating margin	2.6%	12.2%	10.0%	4.6%	-0.5%	18.1%	19.0%	15.0%	16.1%
Careers — North America operating margin	0.7%	10.7%	6.4%	2.1%	-3.9%	18.0%	17.5%	12.7%	14.0%

Careers — International OIBDA margin	10.4%	9.5%	9.6%	10.2%	-3.6%	6.4%	6.0%	11.4%	15.8%
Careers — International Proforma operating margin	7.1%	2.2%	0.9%	0.3%	-13.2%	-4.6%	-6.4%	0.3%	5.3%
Careers — International operating margin	-0.6%	-2.3%	-2.6%	-1.6%	-15.7%	-5.2%	-6.8%	0.3%	5.1%

Careers OIBDA margin	10.3%	16.0%	13.9%	12.3%	1.4%	17.6%	18.0%	17.8%	20.6%
Careers Proforma operating margin	4.7%	7.5%	5.7%	2.5%	-6.4%	7.4%	7.8%	8.4%	11.1%
Careers operating margin	0.1%	4.7%	2.2%	0.3%	-9.4%	7.0%	6.6%	7.0%	9.8%

Internet Advertising & Fees OIBDA margin	20.2%	24.3%	23.8%	22.4%	14.6%	13.0%	16.2%	13.4%	16.1%
Internet Advertising & Fees Proforma operating margin	12.7%	15.6%	18.8%	14.8%	6.6%	1.8%	5.5%	1.7%	4.6%
Internet Advertising & Fees operating margin	11.3%	15.1%	14.7%	13.5%	3.8%	1.8%	5.4%	1.7%	4.5%

(1)	— See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Statements of Operations
(unaudited)

	Trended Quarterly Data
Summary P&L Information	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Monster Careers	87.6%	85.4%	83.9%	84.2%	84.8%	85.5%	84.7%	87.3%	87.3%
Internet Advertising & Fees	12.4%	14.6%	16.1%	15.8%	15.2%	14.5%	15.3%	12.7%	12.7%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	44.0%	46.4%	47.9%	49.5%	54.9%	48.4%	46.2%	45.3%	46.9%
Office and general	18.0%	19.2%	19.8%	14.8%	21.2%	19.2%	20.4%	16.5%	18.4%
Marketing and promotion	29.0%	20.2%	21.3%	21.2%	27.7%	21.8%	22.6%	25.2%	22.1%
Reversal of legal settlements, net	0.0%	0.0%	-3.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Restructuring and other special charges	4.3%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation expense	5.4%	6.5%	7.1%	7.3%	6.7%	6.4%	6.1%	5.6%	5.5%
Amortization of restricted stock and RSU Plan	4.0%	4.4%	4.6%	4.4%	4.7%	5.0%	5.9%	4.9%	5.0%
Non-cash stock option expense	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Amortization of intangibles	1.0%	1.1%	1.0%	1.0%	1.0%	0.9%	1.1%	1.6%	1.5%

Operating expenses	105.8%	100.2%	98.6%	98.4%	116.2%	101.8%	102.4%	99.2%	99.4%

Operating (loss) income	-5.8%	-0.2%	1.4%	1.6%	-16.2%	-1.8%	-2.4%	0.8%	0.6%
Interest and other, net	0.5%	0.0%	0.0%	-3.3%	-0.3%	0.4%	-0.6%	-0.3%	-0.2%

(Loss) income before income taxes and loss in equity interests	-5.3%	-0.1%	1.4%	-1.7%	-16.5%	-1.4%	-2.9%	0.5%	0.4%

(Benefit from) provision for income taxes	-1.8%	0.0%	-14.4%	-1.1%	-5.7%	-0.4%	-0.8%	0.2%	0.1%
Loss in equity interests, net	-0.5%	-0.5%	-0.5%	-0.4%	-0.4%	-0.4%	-0.4%	-0.1%	-0.2%

Net (loss) income	-4.1%	-0.6%	15.3%	-1.0%	-11.2%	-1.4%	-2.5%	0.2%	0.0%

Monster Worldwide, Inc.
Consolidated Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands)

	Trended Quarterly Data
Summary P&L Information	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011

Proforma revenue (1)	$255,397	$223,782	$215,085	$213,149	$215,305	$214,917	$230,630	$258,334	$264,040

Deferred revenue related to acquisitions	994	725	552	—	—	—	1,788	3,265	2,658

Revenue	$254,403	$223,057	$214,533	$213,149	$215,305	$214,917	$228,842	$255,069	$261,382

OIBDA (1)	$15,542	$27,579	$30,452	$30,791	$(8,003)	$22,689	$24,627	$32,953	$33,034

Depreciation expense	13,769	14,479	15,230	15,639	14,521	13,782	13,975	14,204	14,373
Amortization of restricted stock and RSU Plan	10,149	9,816	9,924	9,417	10,124	10,744	13,398	12,380	13,028
Non-cash stock option expense	199	104	157	155	143	133	135	134	152
Restructuring non-cash write-offs	3,668	1,053	—	—	—	—	—	—	—
Amortization of intangibles	2,551	2,466	2,189	2,210	2,083	1,910	2,507	4,114	4,028

Operating (loss) income	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(5,388)	$2,121	$1,453

Proforma operating income (loss) (1)	$228	$7,728	$3,894	$(51)	$(24,143)	$1,849	$5,551	$11,936	$12,118

Reversal of legal settlements, net	—	—	(6,850)	—	—	—	—	—	—
Stock option investigation	3,020	2,245	(474)	(8,037)	—	—	—	—	—
Non-Gaap severance	—	—	5,907	2,866	6,360	494	546	456	362
Non-Gaap facilities	—	—	1,807	1,750	—	—	—	—	2,998
Non-Gaap Integration fees	—	—	—	—	4,371	5,235	8,605	4,668	3,831
Non-Gaap Integration fees — Salary	—	—	—	—	—	—	—	1,426	816
Deferred revenue related to acquisitions	994	725	552	—	—	—	1,788	3,265	2,658
Restructuring program non-cash write-offs	3,668	1,053	—	—	—	—	—	—	—
Restructuring expenses, less non-cash items	7,340	4,044	—	—	—	—	—	—	—

Operating (loss) income	$(14,794)	$(339)	$2,952	$3,370	$(34,874)	$(3,880)	$(5,388)	$2,121	$1,453

(1)	— See notes to financial supplement for further explanation of non-GAAP measures.